UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2004

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

State or other jurisdiction of incorporation: Wisconsin

Commission File Number: 000-24385

IRS Employer Identification No. 39-0971239

W6316 Design Drive

Greenville, Wisconsin 54942

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (920) 734-5712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 16, 2004, School Specialty, Inc. signed Amendment No. 9 to the Receivables Purchase Agreement with Falcon Asset Securitization Corporation and JPMorgan Chase Bank, National Association that extended the expiration date of the Receivables Purchase Agreement to November 15, 2005.

Item 9.01. Financial Statements and Exhibits.

Exhibit No. Description

    Amendment No. 9 to Receivables Purchase Agreement dated November 16, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SCHOOL SPECIALTY, INC.

(Registrant)

Date: November 22, 2004

/s/ Mary M. Kabacinski

Mary M. Kabacinski

Executive Vice President and Chief Financial Officer

(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No. Description

99.1 Amendment No. 9 to Receivables Purchase Agreement dated November 16, 2004.